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                                                                      Exhibit 1

                               HELLER FINANCIAL
                                  HFI TRUST I


                     6,100,000 Mandatory Enhanced Dividend
                        Securities(SM) Units--MEDS(SM) Units


                        Form of Underwriting Agreement

                                                                __________, 2001

J.P. Morgan Securities Inc.

Salomon Smith Barney Inc.
ABN AMRO Rothschild LLC
Banc of America Securities LLC
Deutsche Banc Alex. Brown Inc.
Merrill Lynch, Pierce, Fenner, & Smith
         Incorporated
c/o J. P. Morgan Securities Inc.
60 Wall Street
New York, New York 10260

Ladies and Gentlemen:

     HFI Trust I, a Delaware statutory business trust formed under the laws of the State of Delaware (the "Trust"), and Heller Financial, Inc., a Delaware corporation (the "Company", and together with the Trust, the "Issuers"), propose to issue and sell to the several Underwriters listed in Schedule I hereto (the "Underwriters"), an aggregate of 6,100,000 Mandatory Enhanced Dividend Securities(SM) Units - MEDS(SM) Units of the Issuers (the "Underwritten Securities"), the terms of which are set forth in Schedule II hereto, and, for the sole purpose of covering over-allotments in connection with the sale of the Underwritten Securities, at the option of the Underwriters, up to an additional 900,000 MEDS Units of the Issuers (the "Option Securities"). The Underwritten Securities and the Option Securities are herein referred to as the "Securities."

     Each of the Securities will consist of (a) a stock purchase contract (a "Purchase Contract" and, collectively with each other Purchase Contract, the "Purchase Contracts") under which the holder of the MEDS Unit (a "Holder," and, collectively with other Holders of MEDS Units, the "Holders") will purchase from the Company on _________, 2004, for an amount in cash equal to the stated amount per Security of $25 (the "Stated Amount"), a number of shares (each, a "Common Share" and, collectively with all other Common Shares that may be issued and sold by the Company upon settlement of the Purchase Contracts, the "Common Shares") of Class A Common Stock, par value $0.25 per share, of the Company (the "Common Stock"), as set forth in the Purchase Contract Agreement (as defined below), and (b) a Trust Preferred Security (a "Trust Preferred Security") having a stated liquidation amount of $25 per Trust Preferred Security,
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representing an undivided beneficial ownership interest in the assets of the
Trust and guaranteed by the Company to the extent set forth in the Guarantee Agreement (as defined herein). In accordance with the terms of a Purchase Contract Agreement (the "Purchase Contract Agreement") to be entered into between the Company and BNY Midwest Trust Company, as Purchase Contract Agent (the "Purchase Contract Agent"), the holders of the MEDS Units will pledge the Trust Preferred Securities to Wells Fargo Bank Minnesota, N.A., as Collateral Agent (the "Collateral Agent"), pursuant to a Pledge Agreement (the "Pledge Agreement") to be entered into between the Company and the Collateral Agent, to secure the Holders' obligations to purchase Common Stock under the Purchase Contracts. The Purchase Contracts, the Purchase Contract Agreement and the Pledge Agreement are herein collectively referred to as the "MEDS Agreements."

     The Company will acquire all of the beneficial ownership interests represented by the common securities (the "Common Securities" and, together with the Trust Preferred Securities, the "Trust Securities") of the Trust pursuant to a Common Securities Purchase Agreement (the "Common Securities Purchase Agreement") to be entered into between the Company and the Trust. Concurrently with the issuance of the Trust Preferred Securities and the Company's purchase of all of the Common Securities, the Trust will invest all of the proceeds of the sale of the Trust Securities pursuant to a Subordinated Deferrable Note Purchase Agreement (the "Subordinated Deferrable Note Purchase Agreement") to be entered into between the Company and the Trust, in the Company's Subordinated Deferrable Notes due 2006 (the "Subordinated Deferrable Notes") to be issued pursuant to an Indenture with respect to subordinated securities, dated as of September 1, 1995, between the Company and State Street Bank and Trust, as successor to Shawmut Bank Connecticut, N.A., as trustee (the "Indenture Trustee") as amended by the First Supplemental Indenture dated as of October 13, 1995 and by the Second Supplemental Indenture dated as of ____, 2001 (collectively, the "Indenture"). The Company will guarantee (the "Guarantee") payments on the Trust Preferred Securities to the extent set forth in a Guarantee Agreement (the "Guarantee Agreement") to be entered into between the Company and BNY Midwest Trust Company, as guarantee trustee (the "Guarantee Trustee"), for the benefit of the holders from time to time of the Trust Preferred Securities. The Trust Securities will be issued in accordance with the amended and restated declaration of trust of the Trust (the "Amended Declaration"), among the Company, as Sponsor, Anthony O'B. Beirne, Lauralee E. Martin and Kurt J. Roemer, as the initial regular trustees (the "Regular Trustees"), BNY Midwest Trust Company, as the initial property trustee (the "Property Trustee"), and The Bank of New York (Delaware) as the Delaware Trustee (the "Delaware Trustee" and, together with the Property Trustee and the Regular Trustees, the "Trustees"), and the holders from time to time of the undivided beneficial ownership interests in the assets of the Trust.

     The Issuers have prepared and filed with the Securities and Exchange Commission (the "Commission"), in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement on Form S-3 (registration nos. 333-58052 and 333-58052-01), including a prospectus, relating to the registration of the MEDS Units, the Purchase Contracts, the Trust Preferred Securities, the Guarantee, the Subordinated Deferrable Notes and the Common Shares (the "Registered Securities"). The registration statement as amended at the time when it shall become effective, including information, if any, deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, is referred to in this

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Agreement as the "Registration Statement," and the prospectus in the form first used to confirm sales of Securities is referred to in this Agreement as the "Prospectus." If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. Any reference to the term Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such preliminary prospectus or the Prospectus, as the case may be, and any reference to "amend," "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") that are deemed to be incorporated by reference therein.

     The Issuers hereby agree with the Underwriters as follows:

     1. The Issuers agree to issue and sell to the several Underwriters as hereinafter provided, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Issuers the respective number of Underwritten Securities set forth opposite such Underwriters name in Schedule I hereto at a purchase price per MEDS Unit (the "Purchase Price") of $25.00.

     In addition, the Company agrees to issue and sell the Option Securities to the several Underwriters as hereinafter provided, and the Underwriters on the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, shall have the option to purchase, severally and not jointly, from the Company up to an aggregate of 900,000 Option Securities at the Purchase Price for the sole purpose of covering over-allotments (if any) in the sale of Underwritten Securities by the several Underwriters.

     If any Option Securities are to be purchased, the number of Option Securities to be purchased by each Underwriter shall be the number of Option Securities which bears the same ratio to the aggregate number of Option Securities being purchased as the number of Underwritten Securities set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased as set forth in Section 9 hereof) bears to the aggregate number of Underwritten Securities being purchased from the Company by the several Underwriters, subject, however, to such adjustments to eliminate any fractional Securities as the Underwriters in their sole discretion shall make.

     The Underwriters may exercise the option to purchase the Option Securities at any time (but not more than once) on or before the thirtieth day following the date of this Agreement, by written notice from the Underwriters to the Company. Such notice shall set forth the aggregate number of Option Securities as to which the option is being exercised and the date and time when the Option Securities are to be delivered and paid for, which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth full Business Day (as hereinafter defined) after the date of such notice

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(unless such time and date are postponed in accordance with the provisions of
Section 9 hereof). Any such notice shall be given at least two Business Days prior to the date and time of delivery specified therein.

     2. The Company understands that the Underwriters intend (i) to make a public offering of the Securities as soon after (A) the Registration Statement has become effective and (B) the parties hereto have executed and delivered this Agreement, as in the judgment of the Underwriters is advisable and (ii) initially to offer the Securities upon the terms set forth in the Prospectus. The Company hereby guarantees the timely performance by the Trust of its obligations under this Agreement.

     3. Payment for the Securities shall be made by wire transfer in immediately available funds to the account specified by the Company to the Underwriters, in the case of the Underwritten Securities, on _________, 2001, or at such other time on the same or such other date, not later than the fifth Business Day thereafter, as the Underwriters and the Company may agree upon in writing or, in the case of the Option Securities, on the date and time specified by the Underwriters in the written notice of the Underwriters' election to purchase such Option Securities. The time and date of such payment for the Underwritten Securities is referred to herein as the "Closing Date" and the time and date for such payment for the Option Securities, if other than the Closing Date, are herein referred to as the "Additional Closing Date." As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City.

     Payment for the Securities to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the several Underwriters of the Securities to be purchased on such date registered in such names and in such denominations as the Underwriters shall request in writing not later than two full Business Days prior to the Closing Date or the Additional Closing Date, as the case may be, and against credit to the securities account of the Collateral Agent of security entitlements in respect of the Trust Preferred Securities constituting a part of such Securities as set forth in the Pledge Agreement, with any transfer taxes payable in connection with the transfer to the Underwriters of the Securities duly paid by the Company. The certificates for the Securities will be made available for inspection and packaging by the Underwriters at the office of J.P. Morgan Securities Inc. set forth above not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date or the Additional Closing Date, as the case may be.

     As compensation to the Underwriters for their commitments hereunder, the Company will pay, or cause to be paid to J.P. Morgan Securities Inc., for the accounts of the several Underwriters, an amount equal to $_________ per Security for the Securities to be delivered by the Company hereunder on the Closing Date or the Additional Closing Date, as the case may be (the "Underwriting Commission"). On _________, 2001, or on such other date, not later than the fifth Business Day thereafter as the Underwriters and the Company may agree upon in writing, or, in the case of the Option Securities, on the date and time specified by the Underwriters to purchase such Option Securities, the Company will pay or cause to be paid by wire transfer, in immediately available funds, such Underwriting Commission to the account specified by J.P. Morgan Securities Inc.

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     4.   Each of the Issuers jointly and severally represents and warrants to each Underwriter that:

          (a) no order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use therein;

          (b) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission; and the Registration Statement and Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) comply, or will comply, as the case may be, in all material respects with the Securities Act and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented, if applicable, at the Closing Date or Additional Closing Date, as the case may be, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; except that the foregoing representations and warranties shall not apply to statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use therein;

          (c) the documents incorporated by reference in the Registration Statement, when they become effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

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          (d)  the financial statements, and the related notes thereto, included in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and changes in their consolidated cash flows for the periods specified; and said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein;

          (e) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Trust or of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Registration Statement and the Prospectus; and except as set forth or contemplated in the Registration Statement and the Prospectus neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company and its subsidiaries taken as a whole;

          (f) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Registration Statement and the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

          (g) each of the Company's subsidiaries has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole; and all the outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully-paid and non-assessable, and (except, in the case of foreign subsidiaries, for directors' qualifying shares and except as described in the Prospectus) are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims;

          (h) the Company has an authorized capitalization as set forth in the Prospectus and such authorized capital stock conforms as to legal matters to

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     the description thereof set forth in the Prospectus, and all of the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully-paid and non-assessable and are not subject to any pre-emptive or similar rights except as described in or expressly contemplated by the Prospectus; and, except as described in or expressly contemplated by the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options;

          (i) this Agreement has been duly authorized, executed and delivered by each of the Company and the Trust;

          (j) the Securities and the MEDS Agreements have been duly authorized and, at the Closing Date or, in the case of Option Securities and Purchase Contracts constituting part of the Option Securities, the Additional Closing Date, will have been duly executed and delivered by the Company and, as of the Closing Date or the Additional Closing Date, as the case may be, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as the enforceability thereof is subject to the effect of: (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws relating to or affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is sought in a proceeding in equity or at law); provided, however, that upon the occurrence of a Termination Event (as defined in the Purchase Contract Agreement), Section 365(e) of the Bankruptcy Code (11 U.S.C. (S)(S) 101-1330, as amended) and Section 541 of the Bankruptcy Code, should not substantively limit the provisions of Sections 3.15 and 5.06 of the Purchase Contract Agreement or Section 5.4 of the Pledge Agreement that require termination of the Purchase Contracts and release of the Collateral Agent's security interest in (i) the Trust Preferred Securities; (ii) any U.S. treasury securities substituted by Holders for their Trust Preferred Securities pursuant to the MEDS Agreements ("the "Treasury Securities");
     (iii) the applicable ownership interest of a treasury portfolio of zero-coupon U.S. treasury securities maturing on __________, 2004 (the "Applicable Ownership Interest of the Treasury Portfolio"); and/or (iv) the Subordinated Deferrable Notes, as applicable. The Securities and the MEDS Agreements conform in all material respects to the descriptions thereof contained in the Prospectus;

          (k) the Common Shares have been duly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the MEDS Agreements, will be duly issued and fully paid and non-assessable and will conform to the description thereof in the Prospectus, and the issuance of the Common Shares will not be subject to any preemptive or similar rights, other than such rights of the holders of the Company's Class B Common Stock, par value $_____ per share (the "Class B Common

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     Shares"), pursuant to the terms thereof under the Company's certificate of incorporation, which rights of the Class B Common Shares have been irrevocably waived.

          (l) the Remarketing Agreement (the "Remarketing Agreement") has been duly authorized by each of the Company and the Trust and, as of the Closing Date or the Additional Closing Date, as the case may be, will have been duly executed and delivered by each of the Company and the Trust and, as of the Closing Date or the Additional Closing Date, as the case may be, will constitute a valid and binding obligation of each of the Company and the Trust, enforceable against each of them in accordance with its terms, except as the enforceability thereof is subject to the effect of (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws relating to or affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Remarketing Agreement will conform to the description thereof in the Prospectus;

          (m) the Subordinated Deferrable Notes have been duly authorized, and, as of the Closing Date or the Additional Closing Date, as the case may be, will have been duly executed, issued and delivered by the Company and authenticated by the Indenture Trustee and, as of the Closing Date or the Additional Closing Date, as the case may be, will constitute valid and binding obligations of the Company, entitled to the benefits provided by the Indenture and enforceable against the Company in accordance with their terms, except as the enforceability thereof is subject to the effect of (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws relating to or affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); the Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding instrument of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof is subject to the effect of (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws relating to or affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and each of the Subordinated Deferrable Notes and the Indenture will conform to the descriptions thereof in the Prospectus;

          (n) each of the Guarantee and the Guarantee Agreement has been duly authorized and, as of the Closing Date or the Additional Closing Date, as the case may be, will have been duly executed and delivered by the Company and, as of the Closing Date or the Additional Closing Date, as the case may be, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof is subject to the effect of (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws relating to or affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Guarantee and Guarantee Agreement will conform to the descriptions thereof in the Prospectus;

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          (o)  each of the Indenture, the Amended Declaration and the Guarantee
     Agreement has been duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act");

          (p) the Trust has been duly created and is validly existing as a statutory business trust in good standing under the Business Trust Act of the State of Delaware (the "Delaware Trust Act") and is a "grantor trust" for federal income tax purposes, with the trust power and authority to own property and conduct its business as described in the Prospectus, and has conducted and will conduct no business other than the transactions contemplated by this Agreement as described in the Prospectus; the Trust is not, and will not be, a party to or bound by any agreement or instrument other than this Agreement, the Remarketing Agreement, the Amended Declaration and the other agreements entered into in connection with the transactions contemplated hereby; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement, the Remarketing Agreement and the Amended Declaration; and the Trust is not a party to or subject to any action, suit or proceeding of any nature;

          (q) the Amended Declaration has been duly authorized by the Company, as Sponsor, and, when executed and delivered by the Company, as Sponsor, and the Regular Trustees (assuming due authorization, execution and delivery by the Property Trustee and the Delaware Trustee), will constitute a valid and binding obligation of each of the Company and the Trustees, enforceable against each of them in accordance with its terms, except as the enforceability thereof is subject to the effect of (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws relating to or affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Amended Declaration will conform to the description thereof in the Prospectus;

          (r) the Trust Preferred Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Amended Declaration and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be validly issued and (subject to the terms of the Amended Declaration) fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will conform to the description thereof in the Prospectus, and the issuance of such Trust Preferred Securities will not be subject to any preemptive or similar rights. Holders of the Trust Preferred Securities will be entitled to the same limitation of personal liability as that extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. The Common Securities have been duly executed under the Amended Declaration and, when issued and delivered to the Company against payment therefor as described in the Prospectus, will be validly issued undivided beneficial interests in the assets of the Trust and will conform to the description thereof in the Prospectus, and the issuance of such Common Securities will not be subject to any preemptive or similar rights;

          (s) each of the Common Securities Purchase Agreement and the Subordinated Deferrable Note Purchase Agreement has been duly authorized and, as of the Closing

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     Date or the Additional Closing Date, as the case may be, will have been duly executed and delivered by each of the Company and the Trust and, as of the Closing Date or the Additional Closing Date, as the case may be, will constitute valid and binding obligations of the Company and the Trust enforceable against each of them in accordance with their terms, except as the enforceability thereof is subject to the effect of (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws relating to or affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

          (t) the Trust is not, nor with the giving of notice or lapse of time or both would be, in violation of or in default under, nor will the execution, delivery and performance by the Trust of its obligations under this Agreement, the Remarketing Agreement, the Trust Securities, the Common Securities Purchase Agreement, the Subordinated Deferrable Note Purchase Agreement, the distribution of the Subordinated Deferrable Notes upon the liquidation of the Trust in the circumstances contemplated by the Amended Declaration or the consummation by the Trust of the transactions contemplated by this Agreement, the Amended Declaration or the Remarketing Agreement (the "Trust Transactions"), result in any violation of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body, self-regulatory organization or financial institution (foreign or domestic) having jurisdiction over the Trust or any of its assets; and no consent, approval, authorization, order, license, registration or qualification of, or with, any such court, governmental agency or body or financial institution is required for the consummation of the Trust Transactions, except such consents, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Securities Act and the Trust Indenture Act and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

          (u) neither the Company nor any of its subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, its corporate charter or by-laws or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which individually and in the aggregate are not material to the Company and its subsidiaries, taken as a whole; the issue and sale of the Securities, the execution and delivery and performance by the Company of its obligations under this Agreement, the Securities, the MEDS Agreements, the Common Securities Purchase Agreement, the Subordinated Deferrable Note Purchase Agreement, the Amended Declaration, the Guarantee, the Guarantee Agreement, the Subordinated Deferrable Notes, the Indenture, and the Remarketing Agreement (the foregoing agreements excluding this Agreement collectively, the "Offering Documents"), and the consummation of the transactions contemplated herein and therein, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will any such action result in any violation of the provisions of the corporate charter or by-laws of the Company or any of its subsidiaries or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body, self-regulatory organization or financial institution (foreign or domestic) having jurisdiction over the Company, its subsidiaries or any of their respective properties; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body or financial institution is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement and the Offering Documents, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Securities Act and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

          (v) there are no legal or governmental investigations, actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Trust, the Company or any of its subsidiaries or any of their respective properties or to which the Trust, the Company or any of its subsidiaries is or may be a party or to which any property of the Trust, the Company or any of its subsidiaries is or may be the subject which, if determined adversely to the Trust, the Company or any of its subsidiaries, could individually or in the aggregate have, or reasonably be expected to have, a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened or contemplated by others; and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

          (w) the Company and its subsidiaries have good and marketable title in fee simple to all items of real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described or referred to in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, existing and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or its subsidiaries;

          (x) no relationship, direct or indirect, exists between or among the Company or any or its subsidiaries on the one hand, and the directors, officers, customers, suppliers, or beneficial owners (direct or indirect) of the capital stock of the Company or any of its subsidiaries or on the other hand, which is required by the Securities Act to be described in the Registration Statement and the Prospectus and which has not so been described;

          (y) except as set forth in the Prospectus, no person has the right to require the Company to register any securities for offering and sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issue and sale of the Securities and, without limiting the foregoing, The Fuji Bank, Limited ("Fuji Bank") and Fuji America Holdings, Inc. ("FAHI"), parents of the Company, have irrevocably waived any rights they would have, absent such waiver, to participate in the offering as selling security holders or to require the inclusion of securities held by them in the Registration Statement;

          (z) neither the Company nor the Trust is, and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, neither the Company nor the Trust will be, an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

          (aa) the Amended and Restated Keep Well Agreement, dated as of April 15, 1998 (the "Keep Well Agreement"), between the Company and Fuji Bank has been duly authorized, executed and delivered by, and constitutes the valid and binding obligation of, the Company and Fuji Bank and conforms to the description thereof in the Prospectus;

          (bb) Arthur Andersen LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Securities Act;

          (cc) the Company and its subsidiaries have filed all federal, state, local and foreign tax returns which have been required to be filed and have paid all taxes shown thereon and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith; and, except as disclosed in the Registration Statement and the Prospectus, there is no tax deficiency which has been or might reasonably be expected to be asserted or threatened against the Company or any of its subsidiaries;

          (dd) the Company has not taken nor will it take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Securities or the Common Stock;

          (ee) each of the Company and its subsidiaries owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations, all financial institutions and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, and neither the Company nor any such subsidiary has received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement and the Prospectus; and each of the Company and its subsidiaries is in compliance with all laws and regulations relating to the conduct of its business as conducted as of the date hereof;

          (ff) each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended, (the "Code"). No prohibited transaction, within the meaning of
     Section 406 of ERISA or Section 4975 of the Code has occurred with respect to any such plan, excluding transactions effected pursuant to a statutory or administrative exemption. For each such plan which is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no "accumulated funding deficiency" as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeded the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

          (gg) except as restricted by laws governing the activities of broker-dealers, none of the Company's subsidiaries is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company.

     5. Each of the Issuers jointly and severally covenants with each of the several Underwriters as follows:

          (a) to use its best efforts to cause the Registration Statement to become effective at the earliest possible time and, if required, to file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A under the Securities Act and to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; and to furnish copies of the Prospectus to the Underwriters in New York City prior to 10:00 a.m., New York City time, on the Business Day next succeeding the date of this Agreement, in such quantities as the Underwriters may reasonably request;

          (b) to deliver, at the expense of the Company, to the Underwriters eight signed copies of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits and documents incorporated by reference therein, and, during the period mentioned in paragraph (e) below, to each of the Underwriters as many copies of the Prospectus (including all amendments and supplements thereto) and documents incorporated by reference therein as the Underwriters may reasonably request;

          (c) before filing any amendment or supplement to the Registration Statement or the Prospectus, whether before or after the time the Registration Statement becomes effective, to furnish to the Underwriters a copy of the proposed amendment or supplement for review and not to file any such proposed amendment or supplement to which the Underwriters reasonably object;

          (d) to advise the Underwriters promptly, and to confirm such advice in writing (i) when the Registration Statement has become effective, (ii) when any amendment to the Registration Statement has been filed or becomes effective, (iii) when any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriters with copies thereof, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose, (vi) of the occurrence of any event, within the period referenced in paragraph (e) below, as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, and (vii) of the receipt by the Company or the Trust of any notification with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order, or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of any order suspending any such qualification of the shares, or notification of any such order thereof and, if issued, to obtain as soon as possible the withdrawal thereof;

          (e) if, during such period of time after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered in connection with sales by the Underwriters or any dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at the expense of the Company, to the Underwriters and to the dealers (whose names and addresses the Underwriters will furnish to the Company) to which Securities may have been sold by the Underwriters on behalf of the Underwriters and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law;

          (f) to endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Securities; provided
                                                                     --------
     that the Company shall not be required to file a general consent to service of process in any jurisdiction;

          (g) to make generally available to its security holders and to the Underwriters as soon as practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the effective date of the Registration Statement, which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder;

          (h) so long as the Securities are outstanding, to furnish to the Underwriters copies of all reports or other communications (financial or other) furnished to holders of the Securities and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange;

          (i) for a period of 90 days after the date of the initial public offering of the Securities, not to (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any Securities, Purchase Contracts or shares of Common Stock or any securities convertible into or exercisable or exchangeable for Securities, Purchase Contracts, or Common Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, Purchase Contracts or Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Securities, Purchase Contracts or Common Stock or such other securities, in cash or otherwise, without the prior written consent of J.P. Morgan Securities Inc., other than the Securities and Purchase Contracts to be sold hereunder, any shares of capital stock of the Company issued upon the exercise of outstanding options granted under existing employee stock option plans of which the Underwriters have previously been advised in writing ("Stock Option Plans"), and any additional options granted under the Stock Option Plans, provided that any such additional options are note exercisable during such 90-day period;

          (j) to use the net proceeds received by the Company from the sale of the Securities pursuant to this Agreement and the sale of the Subordinated Deferrable Notes to the Trust in the manner specified in the Prospectus under the caption "Use of Proceeds";

          (k) to use its best efforts to list, subject to notice of issuance, the Securities and the Common Shares on the New York Stock Exchange (the "Exchange");

          (l) whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all costs, fees, charges and expenses (i) incident to the preparation, issuance, execution and delivery of the Securities, (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto),
     (iii) incurred in connection with the registration or qualification of the Securities under the laws of such jurisdictions as the Underwriters may designate (including fees of counsel for the Underwriters and its disbursements), (iv) incurred in connection with the listing of the Securities and the Common Shares on the Exchange, (v) related to the filing with, and clearance of the offering by, the National Association of Securities Dealers, Inc. (including fees of counsel for the Underwriters and its disbursements),
     (vi) incurred in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the Preliminary and Supplemental Blue Sky Memoranda and the furnishing to the Underwriters and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided, (vii) incurred by the Company in connection with a "road show" presentation to potential investors, (viii) related to the preparation of certificates representing the Securities or any other securities, (ix) of any transfer agent, registrar and/or depositary and of the Purchase Contract Agent, the Collateral Agent, the Guarantee Trustee, the Trustees and the Securities Intermediary, (x) of rating agencies for the rating of the securities and,
     (xi) otherwise incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.

     6. The several obligations of the Underwriters hereunder to purchase the Securities on the Closing Date or the Additional Closing Date, as the case may be, are subject to the following additional conditions:

          (a) the Registration Statement shall have become effective (or if a post-effective amendment is required to be filed under the Securities Act, such post-effective amendment shall have become effective) not later than 5:00 P.M., New York City time, on the date hereof; and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 5(a) hereof; and all requests for additional information shall have been complied with to the satisfaction of the Underwriters;

          (b) no order suspending the qualification under the Trust Indenture Act of the Indenture, the Guarantee Agreement or the Amended Declaration shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission;

          (c) the representations and warranties of each of the Trust and the Company contained herein are true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be, as if made on and as of the Closing Date or the Additional Closing Date, as the case may be, and each of the Trust and the Company shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Additional Closing Date, as the case may be;

          (d) subsequent to the execution and delivery of this Agreement and prior to the Closing Date or the Additional Closing Date, as the case may be, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any downgrading, (ii) any intended or potential downgrading or (iii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of, or guaranteed by, the Company by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

          (e) since the respective dates as of which information is given in the Prospectus, there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Trust or the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which in the judgment of the Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus; and neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus;

          (f) the Underwriters shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, a certificate of an executive officer of the Company, with specific knowledge about the Company's financial matters, satisfactory to the Underwriters to the effect set forth in subsections (a) through (e) (with respect to the respective representations, warranties, agreements and conditions of the Company) of this Section and to the further effect that there has not occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole from that set forth or contemplated in the Registration Statement;

          (g) the Underwriters shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, a certificate of the Regular Trustees of the Trust, satisfactory to the Underwriters to the effect set forth in subsections (a) through (e) (with respect to the respective representations, warranties, agreements and conditions of the Trust) of this Section and to the further effect that there has not occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Trust from that set forth or contemplated in the Registration Statement;

          (h) Mark J. Ohringer, General Counsel to the Company, shall have furnished to the Underwriters his written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, to the effect that:

               (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

               (ii) the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

               (iii) each of the Company's subsidiaries has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified and in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; and all of the outstanding shares of capital stock of each subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except, in the case of foreign subsidiaries, for directors' qualifying shares and except as otherwise set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

               (iv) other than as set forth or contemplated in the Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending or, to the best of such counsel's knowledge, threatened against or affecting the Trust, the Company or any of its subsidiaries or any of their respective properties or to which the Trust, the Company or any of its subsidiaries is or may be a party or to which any property of the Trust, the Company or its subsidiaries is or may be the subject which, if determined adversely to the Trust, the Company or any of its subsidiaries, could individually or in the aggregate have, or reasonably be expected to have, a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Trust or the Company and its subsidiaries, taken as a whole; to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and such counsel does not know of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

               (v) this Agreement has been duly authorized, executed and delivered by each of the Company and the Trust;

               (vi) the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus;

               (vii) the shares of capital stock of the Company outstanding prior to the issuance of the Securities to be sold by the Company have been duly authorized and are validly issued, fully paid and non-assessable;

               (viii) the Securities have been duly authorized, executed and delivered by the Company, and each is a valid and binding obligation of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof is subject to the effect of (A) bankruptcy insolvency, reorganization, moratorium, fraudulent conveyance or other laws relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Securities conform to the descriptions thereof contained in the Prospectus;

               (ix) the Common Shares have been duly authorized and reserved for issuance, and when issued and delivered in accordance with the provisions of the MEDS Agreements, will be validly issued, fully paid and non-assessable, and except as otherwise stated in the Prospectus, the issuance of the Common Shares will not be subject to any preemptive or similar rights other than such rights held by the owners of the Class B Common Shares, which have been irrevocably waived;

               (x) the statements (A) in the Prospectus under the captions "Business - Legal Proceedings," "Description of MEDS Units," "Description of the Purchase Contracts," "Certain Provisions of the Purchase Contracts, the Purchase Contract Agreement and the Pledge Agreement," "Description of the Trust and the Trust Preferred Securities," "Description of the Subordinated Deferrable Notes," "Description of the Guarantee," "Relationship Among the Trust Preferred Securities, the Subordinated Deferrable Notes and the Guarantee," "Description of Capital Stock," and "ERISA Considerations," and (B) in the Registration Statement in Item 15, insofar as such statements constitute a summary of the terms of the Securities, legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such terms, legal matters, documents or proceedings;

               (xi) neither the Company nor the Trust is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, neither the Company nor the Trust will be, an "investment company," or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act;

               (xii) each of the Guarantee and the Guarantee Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof is subject to the effect of (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Guarantee and the Guarantee Agreement conform to the descriptions thereof in the Prospectus; and the Guarantee Agreement is duly qualified under the Trust Indenture Act;

               (xiii) the Amended Declaration has been duly authorized by the Company and duly executed and delivered by the Company (as Sponsor) and the Regular Trustees and is a valid and binding obligation of each of the Company and the Regular Trustees, enforceable against each of them in accordance with its terms, except as the enforceability thereof is subject to the effect of (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Amended Declaration conforms to the description thereof in the Prospectus;

               (xiv) the Subordinated Deferrable Notes have been duly authorized, and, when issued and delivered by the Company and authenticated by the Indenture Trustee pursuant to the Indenture, will be duly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Company, entitled to the benefits provided by the Indenture and enforceable against the Company in accordance with their terms, except as the enforceability thereof is subject to the effect of (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) ; the Indenture has been duly authorized, executed and delivered by the Company and is duly qualified under the Trust Indenture Act and constitutes a valid and binding instrument of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof is subject to the effect of (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); the Indenture and the Subordinated Deferrable Notes conform to the descriptions thereof in the Prospectus;

               (xv) the Trust will be classified as a grantor trust for United States federal income tax purposes and not as an association taxable as a corporation; the Subordinated Deferrable Notes will be classified as indebtedness of the Company, and deductions for interest on the Subordinated Deferrable Notes will not be disallowed under section 163(l) of the Internal Revenue Code; and the statements set forth in the Prospectus under the caption "United States Federal Income Tax Consequences," insofar as they purport to constitute summaries of matters of United States federal tax laws and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects;

               (xvi) each of the MEDS Agreements has been duly authorized, executed and delivered by the Company, and each is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the effect of (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); provided, however, that upon the occurrence of a Termination Event, Section 365(e) of the Bankruptcy Code (11 U.S.C.
          (S)(S) 101-1330, as amended) and, based on a review of the applicable case law, Section 541 of the Bankruptcy Code should not substantively limit the provisions of Sections 3.15 and 5.06 of the Purchase Contract Agreement or Section 5.4 of the Pledge Agreement that require termination of the Purchase Contracts and release of the Collateral Agent's security interest in (1) the Trust Preferred Securities, or
          (2) the Treasury Securities, or (3) the Applicable Ownership Interest of the Treasury Portfolio or (4) the Subordinated Deferrable Notes, as applicable; provided, however, that (a) the foregoing opinion is subject to the equitable powers of the Bankruptcy Court and the Bankruptcy Court's power under Section 105(a) of the Bankruptcy Code and (b) procedural delays could affect the timing of the exercise of such rights and remedies; and the MEDS Agreements conform to the descriptions thereof in the Prospectus;

               (xvii) each of the Common Securities Purchase Agreement and the Subordinated Deferrable Note Purchase Agreement has been duly authorized, executed and delivered by each of the Company and the Trust and each is a valid and binding obligation of each of the Company and the Trust, enforceable against each of them in accordance with their terms except as the enforceability thereof is subject to the effect of (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

               (xviii) the Remarketing Agreement has been duly authorized, executed and delivered by each of the Company and the Trust and is a valid and binding obligation of each of the Company and the Trust, enforceable against each of them in accordance with its terms, except as the enforceability thereof is subject to the effect of (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Remarketing Agreement conforms to the description thereof in the Prospectus;

               (xix) the Pledge Agreement is effective to create in favor of the Collateral Agent, for the benefit of the Company, a valid security interest under the New York Uniform Commercial Code as in effect on the date hereof in the

          State of New York (the "UCC") in the security entitlements in respect of the Pledged Trust Preferred Securities and the Pledged Treasury Securities (as each is defined in the Pledge Agreement) that are from time to time credited to the securities account created by the Securities Intermediary pursuant to the Pledge Agreement (the "Collateral Account") and, subject to Article 9-306 of the UCC, the proceeds thereof, to secure the obligations of the Holders under the Purchase Contracts;

               (xx) the security interest of the Collateral Agent in security entitlements with respect to the Pledged Trust Preferred Securities and the Pledged Treasury Securities that are from time to time credited to the Collateral Account will be perfected, and the Collateral Agent will have "control" (within the meaning of Article 8-106 of the UCC) thereof, once the Securities Intermediary has indicated by book entry that such financial assets have been credited to the Collateral Account, provided that the Securities Intermediary has agreed that it will comply with "entitlement orders" originated by the Collateral Agent without further consent by the "entitlement holder" (as each is defined in Article 8-102(a)(7) and (8) of the UCC). Under Section 4.3 of the Pledge Agreement, the Securities Intermediary has agreed that it will comply with entitlement orders originated by the Collateral Agent, as the secured party with respect to the Collateral Account, without further consent by the Purchase Contract Agent, the entitlement holder with respect to such security entitlements; under Section 8-510 of the UCC, assuming that neither the Collateral Agent nor the Company has any notice of any adverse claim to such security entitlements, insofar as Articles 8 and 9 of the UCC are applicable thereto, no action based on an adverse claim to such security entitlements, whether framed in conversion, replevin, constructive trust, equitable lien or other theory, may be successfully asserted against the Collateral Agent or the Company; in giving the opinions contained in this paragraph (xx) such counsel may rely upon the representations of the Securities Intermediary contained in, and may assume compliance by the Securities Intermediary with its undertakings set forth in, Sections 4.1 through 4.5 and 4.9 of the Pledge Agreement;

               (xxi) such counsel is of the opinion that the Registration Statement and the Prospectus and any amendments and supplements thereto (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and believes that (other than the financial statements and related schedules therein, as to which such counsel need express no belief) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that the Prospectus, as amended or supplemented, if applicable, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (xxii) neither the Company nor any of its subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, its corporate charter or by-laws or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which individually and in the aggregate are not material to the Company and its subsidiaries, taken as a whole; the issue and sale of the Securities being delivered on the Closing Date or the Additional Closing Date, as the case may be, and the execution, delivery and performance by the Company of its obligations under this Agreement and each of the Offering Documents and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will any such action result in any violation of the provisions of the certificate of incorporation or by-laws of the Company or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its subsidiaries or any of their respective properties;

               (xxiii) no consent, approval, authorization, order, license, registration or qualification of, or with, any court, governmental agency or body self-regulatory organization or financial institution (foreign or domestic) is required for the issue and sale of the Securities or the consummation of the other transactions contemplated by the Offering Documents, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Securities Act and the Trust Indenture Act and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

               (xxiv) the Keep Well Agreement has been duly authorized, executed and delivered by each of the Company and Fuji Bank and constitutes a valid and legally binding agreement of each of the Company and Fuji Bank, enforceable against each of them in accordance with its terms, except as the enforceability thereof is subject to the effect of (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws relating to or affecting creditors rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Keep Well Agreement conform to the descriptions thereof contained in the Prospectus;

               (xxv) the letter dated April ______, 2001, from Fuji Bank, FAHI and Mizuho Holdings, Inc. ("Mizuho") to the Company and the Underwriters, waiving certain preemptive rights (the "Preemptive Rights Waiver"), has been duly authorized, executed and delivered by each of Fuji Bank, FAHI and Mizuho and constitutes an irrevocable waiver and binding instrument of each of Fuji Bank FAHI and Mizuho, enforceable against each of them in accordance with its terms, except as the enforceability thereof is subject to the effect of (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Preemptive Rights Waiver conforms to the description thereof contained in the Prospectus;

               (xxvi) the letter dated April _______, 2000 from Fuji Bank, FAHI and Mizuho to the Company and the Underwriters, waiving certain registration rights, (the "Registration Rights Waiver") constitutes an irrevocable waiver and binding instrument of each of Fuji Bank, FAHI and Mizuho, enforceable against each of them in accordance with its terms, except as the enforceability thereof is subject to the effect of (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Registration Rights Waiver conforms to the description thereof contained in the Prospectus;

               (xxvii) except as set forth in the Prospectus, no person has the right to require the Company to register any securities for offering and sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issue and sale of the Securities;

               (xxviii) the documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to the Closing Date or the Additional Closing Date, as the case may be (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, in the case of a registration statement which became effective under the Securities Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

               (xxix) each of the Company and its subsidiaries owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations, all financial institutions (foreign or domestic) and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, and neither the Company nor any such subsidiary has received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement and the Prospectus; and each of the Company and its subsidiaries is in compliance with all laws and regulations relating to the conduct of its business as conducted as of the date of the Prospectus; and

               (xxx) the Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described or referred to in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, existing and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or its subsidiaries;

     In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and the State of Illinois and the General Corporation Law of the State of Delaware, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to the Underwriters' counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company. The opinion of such counsel for the Company shall state that the opinion of any such other counsel upon which he relied is in form satisfactory to such counsel and, in such counsel's opinion, the Underwriters are justified in relying thereon. With respect to the matters to be covered in subparagraph (xxi) above, such counsel may state that his opinion and belief is based upon their participation in the preparation of the Registration Statement and the Prospectus and any amendment or supplement thereto (other than the documents incorporated by reference therein) and review and discussion of the contents thereof (including the documents incorporated by reference therein) but is without independent check or verification except as specified.

     The opinion of Mark J. Ohringer described above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

          (i) Richards, Layton & Finger, P.A. shall have furnished to the Underwriters its written opinion, as special Delaware counsel to the Issuers, dated the Closing Date or the Additional Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, to the effect that:

               (i) the Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Trust Act. Under the Delaware Trust Act and the Amended Declaration, the Trust has the business trust power and authority to own property and to conduct its business as described in the Prospectus, as amended and supplemented, and to enter into and perform its obligations under this Agreement and the Trust Securities;

               (ii) the Common Securities have been duly authorized by the Amended Declaration and, when issued and delivered by the Trust to the Company against payment therefor in accordance with the terms of the Amended Declaration and as described in the Prospectus, will be validly issued and (subject to the terms in this paragraph) fully paid undivided beneficial interests in the assets of the Trust (such counsel may note that the holders of Common Securities will be subject to the withholding provisions of Section 10.04 of the Amended Declaration, will be required to make payment or provide indemnity or security as set forth in the Amended Declaration and will be liable for the debts and obligations of the Trust to the extent provided in
          Section 9.01(b) of the Amended Declaration); under the Delaware Trust Act and the Amended Declaration, the issuance of the Common Securities is not subject to preemptive rights;

               (iii) the Trust Preferred Securities have been duly authorized by the Amended Declaration and, when issued and delivered in accordance with the terms of the Amended Declaration against payment therefor as set forth herein, the Trust Preferred Securities will be validly issued and (subject to the terms in this paragraph) fully paid and non-assessable undivided beneficial interests in the assets of the Trust, and the holders of the Trust Preferred Securities will be entitled to the benefits of the Amended Declaration (subject to the limitations set forth in paragraph (v) below) and will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware (such counsel may note that the holders of Trust Preferred Securities will be subject to the withholding provisions of Section 10.04 of the Amended Declaration and will be required to make payment or provide indemnity or security as set forth in the Amended Declaration); under the Delaware Trust Act and the Amended Declaration, the issuance of the Trust Preferred Securities is not subject to preemptive rights;

               (iv) under the Delaware Trust Act and the Amended Declaration, all necessary trust action has been taken to duly authorize the execution, delivery and performance by the Trust of this Agreement and the Remarketing Agreement;

               (v) assuming the Amended Declaration has been duly authorized by the Company and has been duly executed and delivered by the Company and the Regular Trustee, and assuming due authorization, execution and delivery of the Amended Declaration by the Property Trustee and the Delaware Trustee, the Amended Declaration constitutes a valid and binding obligation of the Company and the Regular Trustees, enforceable against the Company and the Regular Trustees in accordance with its terms, except as the enforceability thereof is subject to the effect of (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws relating to or affecting creditors rights generally, (B) general principles of equity, (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (C) applicable public policy on the enforceability of provisions relating to indemnification or contribution;

               (vi) the issuance and sale by the Trust of the Trust Securities, the purchase by the Trust of the Subordinated Deferrable Notes, the execution, delivery and performance by the Trust of this Agreement, the consummation by the Trust of the transactions contemplated by the Underwriting Agreement and the compliance by the Trust with its obligations thereunder do not violate any of the provisions of the Certificate of Trust or the Amended Declaration or any applicable Delaware law or administrative regulation; and

               (vii) assuming that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware Trustee as required by the Delaware Trust Act and the filing of documents with the Secretary of State of Delaware) or employees in the State of Delaware, no filing with, or consent approval, authorization, order, license, registration, or qualification of, or with, any Delaware court or Delaware governmental agency or body (other that as may be required under the securities or Blue Sky laws of the state of Delaware, as to which such counsel need express no opinion) is necessary or required to be obtained by the Trust solely in connection with the due authorization, execution and delivery by the Trust of this Agreement or the offering, issuance, sale or delivery of the Trust Preferred Securities.

          (j) A written opinion of counsel shall have been furnished to the Underwriters by counsel to BNY Midwest Trust Company ("BNY"), as the Property Trustee, the Guarantee Trustee and the Purchase Contract Agent, addressed to the Underwriters and dated as of the Closing Date, in form and substance satisfactory to the Underwriters, to the effect that:

               (i) BNY is a national banking association with all necessary power and authority to execute, deliver and perform its obligations under the Amended Declaration, the Guarantee Agreement, the Purchase Contract Agreement, and the Pledge Agreement;

               (ii) the execution, delivery and performance by the BNY of each of the Amended Declaration, the Guarantee Agreement, the Purchase Contract Agreement and the Pledge Agreement have been duly authorized by all necessary corporate action on the part of BNY, and each of the Amended Declaration, the Guarantee Agreement, the Purchase Contract Agreement and the Pledge Agreement has been duly executed and delivered by BNY, and each constitutes the valid and binding agreement of BNY, enforceable against BNY in accordance with their terms, except as the enforceability thereof is subject to the effect of (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws relating to or affecting creditors' rights generally, and (B) general principles of equity regardless of whether such enforceability is (considered in a proceeding in equity or at law);

               (iii) the execution, delivery and performance of each of the Amended Declaration, the Guarantee Agreement, the Purchase Contract Agreement and the Pledge Agreement by BNY do not conflict with or constitute a breach of the charter or by-laws of BNY; and

               (iv) no consent, approval, authorization, order, license, registration or qualification of, or with, any court, governmental agency or body, self-regulatory organization or financial institution (foreign or domestic) is required for the execution, delivery or performance by BNY of the Amended Declaration, the Guarantee Agreement, the Purchase Contract Agreement and the Pledge Agreement.

          (k) A written opinion of counsel shall have been furnished to the Underwriters by counsel to The Bank of New York (Delaware), as Delaware Trustee, addressed to the Underwriters and dated the Closing Date or the Additional Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, to the effect that:

               (i) the Delaware Trustee has been duly incorporated and is validly existing as a Delaware corporation in good standing under the laws of the State of Delaware with all necessary power and authority to execute and deliver, and to carry out and perform its obligations under the terms of the Amended Declaration;

               (ii) the execution, delivery and performance by the Delaware Trustee of the Amended Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee; the Amended Declaration has been duly executed and delivered by the Delaware Trustee and constitutes the valid and binding agreement of the Delaware Trustee enforceable against the Delaware Trustee in accordance with its terms, except as the enforceability thereof is subject to the effect of (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws relating to or affecting creditors' rights generally, (B) general principles of equity, (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (C) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

               (iii) the execution, delivery and performance of the Amended Declaration by the Delaware Trustee do not conflict with or constitute a breach of the charter or by-laws of the Delaware Trustee; and

               (iv) no consent, approval, authorization, order, license, registration or qualification of, or with, any court, governmental agency or body, self-regulatory organization or financial institution (foreign or domestic) is required for the execution, delivery or performance by the Delaware Trustee of the Amended Declaration.

          (l) A written opinion of counsel shall have been furnished to the Underwriters by counsel to Wells Fargo Bank Minnesota, N.A. ("Wells Fargo"), as the Collateral Agent and the Securities Intermediary, addressed to the Underwriters and dated the Closing Date, or the Additional Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, to the effect that:

               (i) Wells Fargo is duly incorporated as a national banking association with all necessary power and authority to execute, deliver and perform its obligations under the Pledge Agreement;

               (ii) the execution, delivery and performance by Wells Fargo of the Pledge Agreement have been duly authorized by all necessary corporate action on the part of Wells Fargo; and the Pledge Agreement has been duly executed and delivered by Wells Fargo and constitutes the valid and binding agreement of Wells Fargo enforceable against Wells Fargo in accordance with its terms, except as the enforceability thereof is subject to the effect of (A) bankruptcy insolvency, reorganization, moratorium, fraudulent conveyance or other laws relating to or affecting creditors' rights generally and (B) general principals of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

               (iii) the execution, delivery and performance of the Pledge Agreement by Wells Fargo does not conflict with or constitute a breach of the charter or by-laws of Wells Fargo; and

               (iv) no consent, approval, authorization, order, license, registration or qualification of, or with, any court, governmental agency or body, or self-regulatory organization or financial institution (foreign or domestic) is required for the execution, delivery or performance by Wells Fargo of the Pledge Agreement.

          (m) on the effective date of the Registration Statement and the effective date of the most recently filed post-effective amendment to the Registration Statement and also on the Closing Date or the Additional Closing Date, as the case may be, Arthur Andersen, LLP shall have furnished to the Underwriters letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Underwriters, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus;

          (n) the Underwriters shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion of Katten Muchin Zavis, counsel to the Underwriters, with respect to the due authorization and valid issuance of the Securities, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (o) the Underwriters shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion of Davis Polk & Wardwell, special counsel to the Underwriters, with respect to such matters as the Underwriters may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (p) the Securities to be delivered on the Closing Date or the Additional Closing Date, as the case may be, and the Common Shares shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance;

          (q) on or prior to the Closing Date or the Additional Closing Date, as the case may be, the Company shall have furnished to the Underwriters such further certificates and documents as the Underwriters shall reasonably request;

          (r) The "lock-up" agreements, each substantially in the form of Exhibit A hereto, between the Underwriters and certain stockholders, officers and directors of the Company relating to sales and certain other dispositions of shares of stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date on the Additional Closing Date, as the case may be.

     7. Each of the Trust and the Company, jointly and severally, agrees to indemnify and hold harmless each Underwriter, each affiliate of any Underwriter which assists such Underwriter in the distribution of the Shares and each person, if any, who controls any Underwriter within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter expressly for use therein.

     Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Trust and the Company, the directors of the Company, the officers of the Company who sign the Registration Statement, the Trustees and each person who controls the Company or the Trust within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Trust and the Company to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

     If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters, each affiliate of any Underwriter which assists such Underwriter in the distribution of the Security and such control persons of Underwriters shall be designated in writing by J.P. Morgan Securities Inc. and any such separate firm for the Trust, the Company, the directors of the Company, the officers of the Company who sign the Registration Statement, the Trustees and such control persons of the Company or the Trust shall be designated in writing by the Company or the Trust, as the case may be. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

     If the indemnification provided for in the first and second paragraphs of this Section 7 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Trust and the Company on the one hand, and the Underwriters on the other hand, from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Trust or the Company on the one hand, and the Underwriters on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Trust and the Company on the one hand, and the Underwriters on the other hand, shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by the Company and the total underwriting discounts and the commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Securities. The relative fault of the Trust or the Company on the one hand, and the Underwriters on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Trust or by the Underwriters' and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Trust, the Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro
                                                                            ---
rata allocation (even if the Underwriters were treated as one entity for such
----
purposes) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective number of Securities set forth opposite their names in Schedule I hereto, and not joint.

     The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Trust or the Company, its officers or directors, the Trustees or any other person controlling the Company and (iii) acceptance of and payment for any of the Securities.

     8. Notwithstanding anything herein contained, this Agreement (or the obligations of the several Underwriters with respect to the Option Securities) may be terminated in the absolute discretion of the Underwriters, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (or, in the case of the Option Securities, prior to the Additional Closing Date) (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange or the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of, or guaranteed by, the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Underwriters, is material and adverse and which, in the judgment of the Underwriters, makes it impracticable to market the Securities being delivered at the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus.

     9. This Agreement shall become effective upon the later of (x) execution and delivery hereof by the parties hereto and (y) release of notification of the effectiveness of the Registration Statement (or, if applicable, any post-effective amendment) by the Commission.

     If on the Closing Date or the Additional Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder on such date, and the aggregate number of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Securities set forth opposite their respective names in Schedule I bears to the aggregate number of Underwritten Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as J.P. Morgan Securities Inc. may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Securities that any
      --------
Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 9 by an amount in excess of one-tenth of such number of Securities without the written consent of such Underwriter. If on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder on such date, and the aggregate number of Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Securities to be purchased on such date, and arrangements satisfactory to the Underwriters and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement (or the obligations of the several Underwriters to purchase the Option Securities, as the case may be) shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Trust. In any such case either the Underwriters or the Company shall have the right to postpone the Closing Date (or, in the case of the Option Securities, the Additional Closing Date), but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     10. If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Trust or the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Trust or the Company shall be unable to perform its obligations under this Agreement or any condition of the Underwriters' obligations cannot be fulfilled, the Company agrees to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of its counsel) reasonably incurred by the Underwriter in connection with this Agreement or the offering contemplated hereunder.

     11. This Agreement shall inure to the benefit of and be binding upon the Company, the Trust, the Underwriters, each affiliate of any Underwriter which assists such Underwriter in the distribution of the Securities, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     12. Any action by the Underwriters hereunder may be taken by the Underwriters jointly or by J.P. Morgan Securities Inc. on behalf of the Underwriters, and any such action taken by the Underwriters jointly or by J.P. Morgan Securities Inc. shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to them, c/o J.P. Morgan Securities Inc., 60 Wall Street, New York, New York 10260 (telefax: (212) 483-2323); Attention: Syndicate Department. Notices to the Company shall be given to it at Heller Financial, Inc., 500 West Monroe Street, Chicago, Illinois 60601, (telefax: (312) 441-7456); Attention: Secretary.

     13. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

     14. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

                                     Very truly yours,

                                     HFI TRUST I

                                     By:  HELLER FINANCIAL, INC., as Sponsor

                                     By:  ________________________________
                                          Name:
                                          Title:

                                     HELLER FINANCIAL, INC.

                                     By:  ________________________________
                                          Name:
                                          Title:


     Accepted as of the date hereof.

     J.P. MORGAN SECURITIES INC.
     SALOMON SMITH BARNEY INC
     ABN AMRO ROTHSCHILD INC.
     BANC OF AMERICA SECURITIES LLC
     DEUTSCHE BANC ALEX. BROWN INC.
                  INCORPORATED

     By: J.P. MORGAN SECURITIES INC.


     By:__________________________________
          Name:
          Title:

                                  SCHEDULE I


                  Underwriter                  Number of Underwritten Securities
                  -----------                           To Be Purchased
                                                        ---------------

  J.P. Morgan Securities Inc.

  Salomon Smith Barney Inc.

  ABN AMRO Rothschild LLC

  Banc of America Securities LLC

  Deutsche Banc Alex. Brown Inc.

  Merrill Lynch, Pierce, Fenner & Smith
             Incorporated


                 Total                                      6,100,000

                                  SCHEDULE II

Title of Securities:

     % MEDS(SM) Units

Registration Statement:

     Registration Statement Nos. 333-58052 and 333-58052-01

Number of Firm Securities:

     6,100,000 MEDS(SM) Units

Number of Option Securities:

     900,000 MEDS(SM) Units

Price to Public:

     $25 per MEDS(SM) Unit

Purchase Price by Underwriters:

     $25 per MEDS(SM) Unit

Commission Payable to Underwriters:

     $0.__ Per MEDS(SM) Unit

Distribution Rate on Trust Preferred Securities:

     % of the stated liquidation preference of $25 per annum

Specified funds for payment of purchase price:

     Federal (same day) funds

Reference Price:

     $______

Threshold Appreciation Price:

     $______

Closing Price of Heller Common Stock on _______, 2001:

     $______

Payment Dates:


Purchase Contract Settlement Date:

     _________, 2004

Maturity of Trust Preferred Security:

     _________, 2006

Stock Exchange Listing:

     New York Stock Exchange

Closing Date:

     _________, 2001

Closing Location:

     Chicago, Illinois

Names and addresses of Underwriters:

     J.P. Morgan Securities Inc.
     Salomon Smith Barney Inc.
     ABN AMRO Rothschild LLC
     Bank of America Securities LLC
     Deutsche Banc Alex. Brown Inc.
     Merrill Lynch, Pierce, Fenner & Smith
              Incorporated
     c/o J.P. Morgan Securities Inc.
     60 Wall Street
     New York, New York 12060

                                                                       Exhibit A

                       [FORM OF MEDS LOCK-UP AGREEMENT]


______________, 2001

J.P. Morgan Securities Inc.

Salomon Smith Barney Inc.
 As Joint Lead Managers and on Behalf of the Several Underwriters
c/o J.P. Morgan Securities Inc.
60 Wall Street
New York, New York 10260

Ladies and Gentlemen:

In order to induce you to act as underwriters in the public offering (the "Offering") of Mandatory Enhanced Dividend Securities Units ("MEDS Units") of Heller Financial, Inc. (the "Company"), the undersigned hereby irrevocably agrees that it will not, directly or indirectly, sell, announce the intention to sell, offer, contract to sell, transfer (in whole or in part) the economic risk of ownership in, make any short sale, pledge or otherwise dispose of any (i) MEDS Units, (ii) purchase contracts for the purchase of the Company's Class A Common Stock ("Purchase Contracts"), (iii) shares of the Company's Class A or Class B Common Stock (collectively, the "Common Stock") or (iv) any securities convertible into or exchangeable or exercisable for MEDS Units, Purchase Contracts or Common Stock or any other rights to purchase or acquire such securities, without the prior written consent of J.P. Morgan Securities Inc., acting on behalf of the underwriters, for a period from the date hereof until 90 days after the date of the final prospectus pursuant to which the MEDS Units are sold in the Offering (the "Prospectus").

Notwithstanding the foregoing, if the undersigned is an individual, he or she may transfer any MEDS Units, Purchase Contracts, shares of Common Stock or securities convertible into or exchangeable or exercisable for MEDS Units, Purchase Contracts or Common Stock either during his or her lifetime or on death by will or intestacy to his or her immediate family or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of his or her immediate family; provided, however, that prior to any such transfer each transferee shall execute an agreement, satisfactory to J.P. Morgan Securities Inc., pursuant to which each transferee shall agree to receive and hold such MEDS Units, Purchase Contracts and/or shares of Common Stock, or securities convertible into or exchangeable or exercisable for MEDS Units, Purchase Contracts and/or Common Stock, subject to the provisions hereof, and there shall be no further transfer except in accordance with the provisions hereof. For the purposes of this paragraph, "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor.

The undersigned hereby waives any rights of the undersigned to sell any securities of the Company pursuant to the Registration Statement on Form S-3 filed with the Securities and

Exchange Commission in connection with the Offering, and acknowledges and agrees that for a period of 90 days from the date of the Prospectus the undersigned has no right to require the Company to register under the Securities Act of 1933, as amended, any securities of the Company.

The undersigned understands that the agreements of the undersigned are irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns. The undersigned agrees and consents to the entry of stop transfer instructions with the applicable party against the transfer of securities of the Company held by the undersigned except in compliance with this agreement.


                                        Very truly yours,


Dated:_____________________
                                        Signature


                                        _______________________________________
                                        Printed Name and Title